Chinese Equity Portfolio
Summary Prospectus | February 28, 2022 | Institutional Class HLMCX

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.hardingloevnerfunds.com. You can also get this information at no cost by calling (877) 435-8105 or by sending an e-mail request to hardingloevnerfunds@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated February 28, 2022, and as each may be supplemented thereafter, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Chinese Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation through investments in equity securities of Chinese companies.
Portfolio Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Institutional Class of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees Paid Directly from Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (As a Percentage of Offering Price)	None
Redemption Fee (As a Percentage of Amount Redeemed within 90 days or Less from the Date of Purchase)	None
Annual Portfolio Operating Expenses
(Expenses that You Pay Each Year as a Percentage of the Value of Your Investment)
Management Fees	0.95%
Distribution (Rule 12b-1) Fees	None
Other Expenses[1]	6.03%
Total Annual Portfolio Operating Expenses	6.98%
Fee Waiver and/or Expense Reimbursement[2]	-5.83%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.15%
1Expense information in this table has been restated to reflect current fees. Therefore, the expenses in this table will not correlate to the expenses shown in the Financial Highlights of the Portfolio.
2Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Institutional Class of the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses (excluding dividend expenses, borrowing costs, interest expense relating to short sales, interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of average daily net assets, exceed 1.15% through February 28, 2023. This fee waiver and expense reimbursement agreement may be terminated by the Board at any time and will automatically terminate upon the termination of the Investment Advisory Agreement.
Example:
This example is intended to help you compare the cost of investing in the Institutional Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Institutional Class’s operating expenses remain the same, except that the example assumes the fee waiver and expense reimbursement agreement pertains only through February 28, 2023. The example does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Class shares of the Portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$117	$1,538	$2,904	$6,088
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the period December 16, 2020 (commencement of operations) through October 31, 2021, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests primarily in Chinese companies. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing, and strongly competitive, and whose shares are reasonably priced relative to estimates of their value.
Factors bearing on whether a company is considered a “Chinese company” may include: (1) it is legally domiciled in the People’s Republic of China (“China” or the “PRC”) or Hong Kong; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production in China or Hong Kong; or (3) it has the principal exchange listing for its securities in China or Hong Kong.
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) (the “80% policy”) in common stocks, preferred stocks, rights, and warrants issued by Chinese companies, securities convertible into such securities (including depositary receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. The Portfolio may also invest in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). Because Chinese equity markets in some cases limit the amount of outstanding shares foreigners may own, or may otherwise present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities to gain exposure to equity securities of Chinese companies. The Portfolio’s investments in these equity derivative instruments will be counted toward satisfaction of the Fund’s 80% policy, as such instruments are expected to have economic characteristics similar to the securities included within that policy. Such derivatives instruments will be valued on a “mark-to-market” basis.
The Portfolio is “non-diversified,” meaning it may invest a greater portion of its assets in a single company and own more of the company’s voting securities than is permissible for a “diversified” fund.
Principal Risks
The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:
Market Risk. The value of investments in the Portfolio may fluctuate suddenly and unexpectedly as a result of various market and economic factors, including those affecting individual companies, issuers or particular industries.
Chinese Currency Risk. Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise. The value of China’s currency, the Renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies of the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The RMB is currently not a freely convertible currency. The Chinese government places strict regulations on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of the PRC may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. These restrictions may adversely affect the Portfolio and its investments.
Risks Associated with China and Hong Kong. Investing in Chinese companies will subject the Portfolio more generally to the risks of associating with investing in China and Hong Kong.
The Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency- denominated obligations. Changes in these policies could adversely impact affected industries or Chinese companies. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the United States. Accounting, auditing, financial, and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the United States and certain Western European countries. Although the Chinese government adopted a new set of Accounting Standards for Business Enterprises effective January 1, 2007, which are similar to the International Financial Reporting Standards, the accounting practices in China continue to be frequently criticized and challenged. In addition, China does not allow the Public Company Accounting Oversight Board to inspect the work that auditors perform in China for Chinese companies in which the Portfolio may invest. That inspection organization conducts on-going reviews of audits by U.S. accounting firms. As a result, financial reporting by companies domiciled in China does not have as much regulatory oversight as reporting by companies in the United States. The Portfolio may also be limited in its ability to invest in certain securities by executive orders and other regulatory actions that target publicly-traded securities of Chinese companies.
As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. If China were to further exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Portfolio’s investments. The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the Portfolio’s ability to trade in A-Shares during those periods. In addition, the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect programs, which are used by foreign investors to access China A-Shares, are relatively new structures that are subject to certain legal and structural risks.
A-Shares Tax Risk. Since the inception of the Stock Connect, foreign investors (including the Portfolio) investing in A-Shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Uncertainties in the Chinese tax rules could result in unexpected tax liabilities for the Portfolio.
Non-Diversification Risk. As a non-diversified fund, the Portfolio has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect Portfolio performance more than if the Portfolio were invested in a larger number of issuers. The Portfolio’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.
Foreign Investment Risk. Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer. Such risks may be magnified with respect to securities of issuers in frontier emerging markets.
Emerging and Frontier Market Risk. Emerging and frontier market securities involve certain risks, such as exposure to economies less diverse and mature than that of the United States or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries. The smaller size and lower levels of liquidity in emerging markets, as well as other factors, contribute to greater volatility. Because of this volatility, this Portfolio is better suited for long-term investors.
Small- and Mid-Capitalization Risk. The securities of small and medium-sized companies have historically exhibited more volatility with a lower degree of liquidity than larger companies.
NAV Risk. The net asset value of the Portfolio and the value of your investment will fluctuate.

Financials Sector Risk. To the extent the Portfolio invests in securities and other obligations of issuers in the financials sector, the Portfolio will be vulnerable to events affecting companies in the financials industry. Examples of risks affecting the financials sector include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy, and price competition. In addition, financials companies are often more highly leveraged than other companies, making them inherently riskier.
Portfolio Performance
The following bar chart shows the investment results of the Portfolio’s Institutional Class shares for the prior calendar year. The table that follows shows how the average annual total returns of the Portfolio’s Institutional Class shares compare with a broad measure of market performance. Together, these provide an indication of the risks of investing in the Portfolio. How the Institutional Class shares of the Portfolio have performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.
Updated Portfolio performance information is available at www.hardingloevnerfunds.com or by calling (877) 435-8105.
Chinese Equity Portfolio

The best calendar quarter return during the period shown above was 4.50% in the second quarter of 2021; the worst was -15.12% in the third quarter of 2021.
Average Annual Total Returns
(for the Periods Ended December 31, 2021)
	1-Year	Since Inception 12/16/2020
Chinese Equity Portfolio – Institutional Class
Return Before Taxes	-15.45%	-10.80%
Return After Taxes on Distributions	-15.51%	-10.87%
Return After Taxes on Distributions and Sale of Portfolio Shares	-9.10%	-8.22%
MSCI China All Shares Index USD Net	-12.91%	-9.73%
Management
Investment Adviser
Harding Loevner serves as investment adviser to the Portfolio.
Portfolio Managers
Pradipta Chakrabortty, Jingyi Li, and Wenting Shen serve as the portfolio managers of the Chinese Equity Portfolio. Mr. Chakrabortty, Mr. Li and Ms. Shen have each held their position since the Portfolio’s inception in December 2020. Mr. Chakrabortty and Ms. Shen are the co-lead portfolio managers.
Purchase and Sale of Portfolio Shares
The minimum initial investment in the Institutional Class of the Portfolio is $100,000. Additional purchases may be for any amount. You may purchase, redeem (sell) or exchange shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone, or wire.
Tax Considerations
The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Upon withdrawal, your investment through a tax-deferred arrangement may become taxable.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Harding, Loevner Funds, Inc.
c/o Northern Trust, Attn: Funds Center, Floor 38, 333 South Wabash Avenue Chicago, IL 60604 (877) 435-8105 www.hardingloevnerfunds.com